NEXT GENERATION TECHNOLOGY HOLDINGS, INC. COMPLETES ACQUISITION OF
HEALTHYCONNECT

NEW YORK & TORONTO--(BUSINESS  WIRE)--Oct.  10, 2001--Next Generation Technology
Holdings,   Inc.  (NASDAQ:NGTH)   (OTCBB:NGTH)  and   HealthyConnect.com,   Inc.
("HealthyConnect"),  a privately held corporation,  are pleased to announce that
NGTH has successfully completed the acquisition of HealthyConnect.

As  previously  announced,  NGTH will issue an aggregate of 4,500,000  shares of
Common  Stock of NGTH,  which shall  result in each  HealthyConnect  stockholder being entitled to receive 0.1066268 NGTH Shares for each share of HealthyConnect
Common  Stock.   HealthyConnect   will  merge  with  and  into  Next  Generation
Acquisition Corp.  ("NGAC"), a wholly owned subsidiary of NGTH, with NGAC as the surviving entity and being renamed HealthyConnect, Inc.

The Executive Officers of NGTH and NGAC are Carl Pahapill, CA, who will serve as
President and Chief Executive Officer,  Marc E. Smith,  LL.B., who will serve as its Executive Vice-President of Operations and Donald C. Schmitt, who will serve as the interim Chief Financial Officer and remain as the Chairman of NGTH.

Mr. Donald C. Schmitt, Chairman of NGTH and Carl Pahapill, CA, President &CEO of
NGTH,  jointly  said "We are very  pleased and excited of having  completed  the merger and believe  that our  combined  strengths  will now enable us to rapidly accelerate the  HealthyConnect  business strategy of providing  state-of-the-art web based customer  relationship  management  tools to healthcare  organizations throughout  the  United  States,  Canada  and Japan.  Our  proprietary  suite of products  support the sharing of  knowledge  and  provide  technology  tools for physicians and healthcare  organizations to share the  responsibility for health management with consumers and patients,  thereby  promoting  health and wellness and efficiency in the delivery of health care services."

About HealthyConnect

HealthyConnect   (www.healthyconnect.com),   founded   in  1999   by   Med-Emerg
International  Inc.  (NASDAQ:MDER.OB)  is a healthcare  technology  company with proprietary  web based  solutions that are customized for each local  healthcare organization.  HealthyConnect's comprehensive software suite includes, WebKit, a web based infrastructure  application that enhances hospital  relationships with its staff,  consumers,  patients and  physicians  by allowing  individuals  with little or no programming  experience to manage  multi-department  and facilities
Internet and intranet environments.  Leading United States hospitals,  including
Newton-Wellesley   Hospital,   have  built   their  Web   infrastructure   using
HealthyConnect's   WebKit.   In  Canada,   the  Ontario   Hospital   Association
(representing its  province-wide  membership) has selected WebKit as the Ontario
Hospital  Association's private label brand Web engine. In addition,  WebKit has been selected by NEC Corporation of Japan for private labeling and Japanese-wide sales and distribution to the NEC Healthcare network of hospitals.

This press release  contains  forward-looking  statements  within the meaning of
Section 27A of the  Securities Act of 1933, as amended (the  "Securities  Act"), and  Section  21E of the  Securities  Exchange  Act of  1934,  as  amended  (the
"Exchange  Act").  Such  forward-looking  statements  involve  known and unknown risks,  uncertainties  and other  factors  which may cause the  actual  results, performance  or  achievements  of NGTH to be  materially  different  from  those expressed or implied by such forward-looking statements.  Although NGTH believes that the assumptions underlying the forward-looking  statements contained herein are  therefore,  there can be no assurance that the  forward-looking  statements included  herein  will  prove  to be  accurate.  In  light  of  the  significant uncertainties  inherent in the  forward-looking  statements included herein, the inclusion of such information should not be regarded as a representation by NGTH or any other person that the objectives and plans of NGTH will be achieved.

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CONTACT:

            Next Generation Technology Holdings, Inc.
            Carl Pahapill, CA,  905/306-9671, ext. 224
            Email:  cpahapill@healthyconnect.com
                        or
            Next Generation Technology Holdings, Inc.
            Don Schmitt, 513/702-6523
            Email:  dschmitt@fuse.net